Greenwich Street

--------------------------------------------------------------------------------

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

                                                                   Annual Report
                                                                 August 31, 1997

                -----------------------------------------------
                Greenwich Street California Municipal Fund Inc.
                -----------------------------------------------

Dear Shareholder:

We are pleased to provide the annual report for the Greenwich Street California Municipal Fund, Inc. ("Fund") for the year ended August 31, 1997. Over the year covered by this report, the Fund distributed income dividends totaling $0.63 per share and capital gain dividends of $0.33 per share. The table below details the annualized distribution rate and twelve-month total return based on the Fund's August 31, 1997 net asset value (NAV) per share and its American Stock Exchange
(AMEX) closing price:

           Price                  Annualized              Twelve-Month
         Per Share             Distribution Rate*         Total Return
         ---------             ------------------         ------------
        $13.66 (NAV)                   4.74%                 12.19%
        $12.75 (AMEX)                  5.08%                 13.39%

In comparison, closed-end California municipal bond funds posted an average total return on NAV of 11.06% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

The past fiscal year in the municipal bond market can be described in three phases. The first phase was a meaningful rally that began late summer 1996 and culminated in Federal Reserve Board ("Fed") Chairman Alan Greenspan's "irrational exuberance" speech in early December. The second phase was a notable increase in rates because of subsequent fears of a major Fed rate action. The final phase, culminating in today's market, is one in which rates are back to the levels present before the Fed Chairman's speech. We believe that today's municipal bond prices are quite appropriate, given the low inflation that continues to be evident.

California Economic Highlights

California is continuing to improve and even to surprise on the economic front. The Golden State has quite properly repositioned itself as a major beneficiary of the growth in foreign trade, the entertainment field and interestingly enough, in manufacturing. This approach has led to a more broad-based economy and a

----------
* This distribution assumes monthly dividends at the current rate of $0.054 per share for twelve months.

healthy environment for select California issues. In fact, California issues are in somewhat short supply, due to the state's solid economy and the great demand created by today's growth in personal incomes. California is clearly back in the economic forefront and should stay there for the balance of the 1990s.

Investment Strategy

As noted, the Fund seeks to provide California investors with as high a level of dividend income exempt from Federal income taxes and California state personal income tax as is consistent with conservative investment management and the preservation of capital. The Fund's average weighted maturity is approximately 24 years. In addition, in every market downturn, we have sought out bonds with coupons that would benefit from further drops in interest rates.

As of this report, the 30-year U.S. Treasury bond yield is approximately 6.7%, and it could decline to 6% in the near future if inflation remains at today's low levels. Given our expectations for a continued moderate U.S. economy, we continue to emphasize longer-term, deeper-discount bonds with very high credit quality.

As of August 31, 1997, approximately 89.1% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Corporation or Moody's Investors Service Inc., with about 39.6% of the Fund invested in AAA bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit-reporting and bond-rating agencies.) The Greenwich Street California Municipals Fund's largest holdings are concentrated in hospital bonds (20.4%), water/sewer bonds (20.6%), transportation bonds (16.0%) and tax allocation bonds (12.4%).

Municipal Bond Market Outlook

Going forward, we expect a drop in long-term rates, probably sooner rather than later. The inflation rate is still key for us, and until we begin to see that deteriorate we will continue to maintain our positive outlook on municipal bonds.

Municipal bonds have continued to be in tight supply, and there is little reason to believe there is a major supply spike on the horizon. Municipals have outperformed the taxable market in the past year and will likely continue to in the near future. In our view, the municipal bond market at today's levels is very competitively priced and will provide investors with attractive after-tax yields. Furthermore, municipal bonds may have some capital appreciation possibilities if the inflation numbers continue on today's steady path.

In closing, thank you for investing in the Greenwich Street California Municipal Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                   /s/ J. P. Deane

Heath B. McLendon                       Joseph P. Deane
Chairman                                Vice President

September 24, 1997

--------------------------------------------------------------------------------
Schedule of Investments                                         August 31, 1997
--------------------------------------------------------------------------------

   FACE
  AMOUNT            RATING                      SECURITY                                                VALUE
================================================================================================================
Education -- 8.6%
                                 California Education Facility Authority:
$ 2,100,000          A1*           Loyola Marymount University, 5.750% due 10/1/24                   $ 2,113,125
  2,000,000          A3*           Southwestern University, 6.700% due 11/1/24                         2,157,500
----------------------------------------------------------------------------------------------------------------
                                                                                                       4,270,625
----------------------------------------------------------------------------------------------------------------
General Obligation -- 0.2%
    100,000          A-1+        Irvine California Improvement Board Act 1915,
                                              Assessment District No. 89-10, 3.400% due 9/2/15(a)        100,000
----------------------------------------------------------------------------------------------------------------

Hospital -- 20.4%
                                 California Health Facility Financing Authority:
  1,930,000          A+            Daniel Freeman Hospital, 6.500% due 5/1/20                          2,072,338
  2,000,000          AA            Kaiser Permanente Hospital, 5.550% due 8/15/25                      1,980,000
  2,000,000          AA          California Statewide Community Development Authority,
                                   COP, St. Joseph's Hospital, 6.625% due 7/1/21(b)                    2,207,500
  2,000,000          AA          Fresno Health Facility Revenue, Holy Cross Health
                                   System, 5.625% due 12/1/15                                          2,005,000
  1,705,000          A           Torrence Hospital Revenue, Little Company of Mary
                                   Hospital, 6.875% due 7/1/15                                         1,841,400
----------------------------------------------------------------------------------------------------------------
                                                                                                      10,106,238
----------------------------------------------------------------------------------------------------------------
Housing -- 7.3%
  1,400,000          Aa2*        California HFA Home Mortgage, Series E, FHA-Insured,
                                   6.375% due 8/1/27(c)                                                1,463,000
  2,000,000          AAA         Santa Rosa Mortgage Revenue, Village Square
                                   Apartments, FHA-Insured, 6.875% due 9/1/27                          2,157,500
----------------------------------------------------------------------------------------------------------------
                                                                                                       3,620,500
----------------------------------------------------------------------------------------------------------------
Miscellaneous -- 14.5%
  2,000,000          AAA         California State Public Works Board,
                                   Department of Corrections, AMBAC-Insured,
                                   5.250% due 1/1/21                                                   1,942,500
  2,000,000          AAA         Los Angeles Convention and Exhibition Center Authority
                                   Lease Revenue, MBIA-Insured, 5.375% due 8/15/18                     1,977,500
  1,675,000          AAA         Orange County 1996 Recovery COP,
                                   Series A, MBIA-Insured, 6.000% due 7/1/26                           1,760,843
  1,500,000          AAA         Sacramento County, CA Special Tax Refinancing,
                                   Community Facilities District No. 1, 6.300% due 9/1/21              1,470,000
----------------------------------------------------------------------------------------------------------------
                                                                                                       7,150,843
----------------------------------------------------------------------------------------------------------------
Tax Allocation -- 12.4%
  2,100,000          Baa*        Hawthorne Community Redevelopment Agency,
                                   Tax Allocation, 6.700% due 9/1/20                                   2,218,125
  2,000,000          AAA         Rancho Cucamonga Redevelopment Agency, Tax
                                   Allocation, MBIA-Insured, 5.250% due 9/1/26                         1,950,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             August 31, 1997
--------------------------------------------------------------------------------

   FACE
  AMOUNT            RATING                      SECURITY                                                VALUE
================================================================================================================
Tax Allocation -- 12.4% (continued)
$ 2,000,000          AAA         San Jose Redevelopment Agency, Tax Allocation,
                                   MBIA-Insured, 5.250% due 8/1/16                                   $ 1,972,500
----------------------------------------------------------------------------------------------------------------
                                                                                                       6,140,625
----------------------------------------------------------------------------------------------------------------
Transportation -- 16.0%
  2,000,000          BBB-        Foothill Eastern Transportation, California Toll Revenue,
                                   6.000% due 1/1/34(b)                                                2,040,000
  2,000,000          AAA         Los Angeles County Metropolitan Transportation Authority,
                                   Sales Tax Allocation, MBIA-Insured, 5.625% due 7/1/18               2,025,000
 20,000,000          NR          San Joaquin Hills Transportation Corridor Agency,
                                   Senior Lien Toll, zero coupon due 1/1/26                            3,850,000
----------------------------------------------------------------------------------------------------------------
                                                                                                       7,915,000
----------------------------------------------------------------------------------------------------------------
Water & Sewer -- 20.6%
  1,240,000          AAA         Anaheim Public Finance Authority, Water Utility,
                                   (Lenain Filtration Project), FGIC-Insured,
                                   5.250% due 10/1/19                                                  1,205,900
  2,000,000          AA          California State Department of Water Revenue,
                                   Series L, 5.500% due 12/1/23                                        2,000,000
  2,140,000          AAA         East Bay Mud Wastewater System, FGIC-Insured,
                                   5.000% due 6/1/26                                                   2,000,900
    400,000          A-1+        Irvine Ranch California Water District, Refunding,
                                   3.400% due 9/1/06(a)                                                  400,000
  2,000,000          BBB+        Kings County Waste Management Authority, Solid
                                   Waste Revenue, 7.200% due 10/1/14(c)                                2,177,500
  1,000,000          AAA         Redding Joint Powers Financing Authority, Waste Water
                                   Revenue, FGIC-Insured, 5.500% due 12/1/18                           1,001,250
  1,500,000          AAA         San Diego PCFA Sewer Revenue, FGIC-Insured,
                                   5.000% due 5/15/20                                                  1,408,125
----------------------------------------------------------------------------------------------------------------
                                                                                                      10,193,675
----------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS -- 100%
                                   (Cost -- $43,673,638**)                                           $49,497,506
================================================================================================================

(a) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(b)   Security segregated by Custodian for open market purchase commitment.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 6 and 7 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1 --     Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.
A-1 --      Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety
            characteristics are denoted with a plus (+) sign.
VMIG 1--    Moody's highest rating for issues having a demand feature -- VRDO.
P-1 --      Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

AMBAC    --  AMBAC Indemnity Corporation
COP      --  Certificate of Participation
FGIC     --  Financial Guaranty Insurance Company
FHA      --  Federal Housing Administration
GO       --  General Obligation
HFA      --  Housing Finance Agency
MBIA     --  Municipal Bond Investors Assurance Corporation
PCFA     --  Pollution Control Financing Authority*

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             August 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $43,673,638)                     $49,497,506
  Interest receivable                                                 686,814
  Deferred organization costs                                          42,444
-----------------------------------------------------------------------------
  Total Assets                                                     50,226,764
-----------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                    95,263
  Payable to bank                                                      54,305
  Management fees payable                                              37,585
  Accrued expenses                                                     54,421
-----------------------------------------------------------------------------
  Total Liabilities                                                   241,574
-----------------------------------------------------------------------------
Total Net Assets                                                  $49,985,190
=============================================================================
NET ASSETS:
  Par value of capital shares                                     $     3,658
  Capital paid in excess of par value                              43,831,350
  Undistributed net investment income                                  16,524
  Accumulated net realized gain from security transactions            309,790
  Net unrealized appreciation of investments                        5,823,868
-----------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $13.66 a share on 3,658,334 shares of $0.001
par value outstanding; 500,000,000 shares authorized)             $49,985,190
=============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended August 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest                                                      $2,860,317
-------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                        438,661
  Audit and legal                                                  48,936
  Shareholder and system servicing fees                            36,058
  Shareholder communications                                       27,999
  Amortization of deferred organization costs                      20,411
  Directors' fees                                                   4,000
  Pricing service fees                                              3,599
  Registration fees                                                 3,000
  Custody                                                           2,437
  Other                                                             5,290
-------------------------------------------------------------------------
  Total Expenses                                                  590,391
-------------------------------------------------------------------------
Net Investment Income                                           2,269,926
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                        16,967,666
    Cost of securities sold                                    16,365,082
-------------------------------------------------------------------------
  Net Realized Gain                                               602,584
-------------------------------------------------------------------------
  Changes in Net Unrealized Appreciation of Investments:
    Beginning of year                                           3,228,979
    End of year                                                 5,823,868
-------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                       2,594,889
-------------------------------------------------------------------------
Net Gain on Investments                                         3,197,473
-------------------------------------------------------------------------
Increase in Net Assets From Operations                         $5,467,399
=========================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets               For the Years Ended August 31,
--------------------------------------------------------------------------------

                                                        1997            1996
================================================================================
OPERATIONS:
  Net investment income                             $ 2,269,926   $   2,318,811
  Net realized gain                                     602,584         914,456
  Increase in net unrealized appreciation             2,594,889         179,466
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations              5,467,399       3,412,733
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                             (2,304,816)     (2,546,193)
  Net realized gains                                (1,207,250)        (86,528)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                     (3,512,066)     (2,632,721)
-------------------------------------------------------------------------------
Increase in Net Assets                                1,955,333         780,012
NET ASSETS:
  Beginning of year                                  48,029,857      47,249,845
-------------------------------------------------------------------------------
  End of year*                                      $49,985,190     $48,029,857
================================================================================
* Includes undistributed net investment income of:      $16,524         $51,414
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

      The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning at the commencement of the Fund's operations in September 1994.

      2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      3. MANAGEMENT AGREEMENT AND AFFILIATED TRANSACTIONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., acts as investment manager to the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one director of the Fund are employees of Smith Barney
Inc.

      4. INVESTMENTS

      For the year ended August 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                         $13,591,169
--------------------------------------------------------------------------------
Sales                                                              16,967,666
--------------------------------------------------------------------------------

      At August 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $5,835,534
Gross unrealized depreciation                                         (11,666)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $5,823,868
--------------------------------------------------------------------------------

      5. PORTFOLIO CONCENTRATION

      Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

      6. FUTURES CONTRACTS

      Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio.

      The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

      At August 31, 1997, the Fund had no open futures contracts.

      7. LENDING OF PORTFOLIO SECURITIES

      The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by either cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

      At August 31, 1997, there were no securities on loan.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                             1997        1996         1995(1)(2)
================================================================================
Net Asset Value, Beginning of Year       $   13.13   $   12.92    $   12.00
--------------------------------------------------------------------------------
Income From Operations
   Net investment income (3)                  0.62        0.63         0.60
   Net realized and unrealized gain           0.87        0.30         0.84
--------------------------------------------------------------------------------
Total Income From Operations                  1.49        0.93         1.44
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.63)      (0.70)       (0.52)
   Net realized gains                        (0.33)      (0.02)        --
--------------------------------------------------------------------------------
Total Distributions                          (0.96)      (0.72)       (0.52)
--------------------------------------------------------------------------------
Net Asset Value, End of Year             $   13.66   $   13.13    $   12.92
--------------------------------------------------------------------------------
Total Return, Based on Market Value          13.39%      11.92%        0.25%++
--------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*      12.19%       7.96%       12.24%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $  49,985   $  48,030    $  47,250
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses (3)                               1.21%       1.15%        1.02%+
   Net investment income                      4.64        4.75         5.16+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         28%         42%           7%
--------------------------------------------------------------------------------
Market Value, End of Year                $   12.75   $  12.125    $  11.500
================================================================================

(1)   Based on the weighted average shares outstanding for the period.
(2) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.
(3) The Manager has waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share decrease on the net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.
* The total return assumes the purchase and redemption of shares using the Fund's net asset value rather than the market value. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Greenwich Street California Municipal Fund Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Greenwich Street California Municipal Fund Inc. as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the two-year period then ended and the period from September 23, 1994 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Greenwich Street California Municipal Fund Inc. as of August 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the two-year period then ended and the period from September 23, 1994 to August 31, 1995, in conformity with generally accepted accounting principles.


                                              /s/ KPMG Peat Marwich LLP

New York, New York
October 15, 1997

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                               AMEX
  Record         Payable      Closing      Net Asset      Income   Reinvestment
   Date           Date         Price+       Value+       Declared      Price
================================================================================
 12/14/94       12/20/94      $10.875       $11.48       $0.05800    $10.27
  1/17/95        1/24/95       11.125        11.78        0.05800     11.27
  2/14/95        2/21/95       11.625        12.46        0.05800     11.77
  3/14/95        3/21/95       11.625        12.71        0.05800     11.77
  4/11/95        4/18/95       11.500        12.92        0.05800     11.65
  5/16/95        5/23/95       11.750        13.03        0.05800     11.77
  6/20/95        6/23/95       11.750        13.08        0.05800     12.02
  7/25/95        7/28/95       11.750        12.81        0.05800     11.95
  8/22/95        8/25/95       11.625        12.70        0.05800     11.65
  9/26/95        9/29/95       11.500        12.99        0.05800     11.65
 10/24/95       10/27/95       11.625        13.27        0.05800     11.77
 11/20/95       11/24/95       11.875        13.48        0.05800     12.02
 12/26/95       12/29/95       12.000        13.80        0.05800     12.02
 12/26/95*      12/29/95       12.000        13.80        0.02365     12.02
  1/23/96        1/26/96       12.063        13.75        0.05800     12.14
  2/20/96        2/23/96       11.938        13.78        0.05800     12.05
  3/26/96        3/29/96       11.750        13.27        0.05800     12.05
  4/23/96        4/26/96       12.000        13.10        0.05800     12.10
  5/28/96        5/31/96       12.000        13.19        0.05800     12.03
  6/25/96        6/28/96       12.000        12.96        0.05800     12.09
  7/23/96        7/26/96       12.375        13.14        0.05800     12.41
  8/27/95        8/30/96       12.125        13.27        0.05800     12.14
  9/24/96        9/27/96       11.875        13.25        0.05800     12.01
 10/22/96       10/25/96       12.000        13.43        0.05800     12.14
 11/25/96       11/29/96       12.500        13.73        0.05800     12.76
 12/03/96*      12/13/96       12.375        13.49        0.33000     12.76
  1/28/97        1/31/97       12.563        13.12        0.05800     12.75
  2/25/97        2/28/97       12.500        13.42        0.05800     12.64
  3/24/97        3/27/97       12.375        13.02        0.05800     12.50
  4/22/97        4/25/97       12.500        12.91        0.05800     12.61
  5/27/97        5/30/97       12.563        13.17        0.05800     12.72
  6/24/97        6/27/97       12.750        13.48        0.05800     12.86
  7/22/97        7/25/97       12.688        13.79        0.05400     12.82
  8/26/97        8/29/97       12.688        13.62        0.05400     12.89
================================================================================
+ Effective October 24, 1995, the Fund changed its valuation date from payable date to record date. For the period from December 14, 1994 through September 26, 1995, the AMEX closing price and net asset value are as of payable date.
*     Capital gain distribution.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

      Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc. as plan agent ("Plan Agent") in additional shares of the Fund's Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

      Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in Street Name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check, mailed directly to the record holder by the Plan Agent.

      If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

      If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws. If following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

      The automatic reinvestment of distributions does not relieve participants of any Federal income tax that may be payable on such distributions.

      The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 1997:

      o     long-term capital gain distributions paid of $1,207,250.

      o 99.60% of the dividends paid from net investment income are tax-exempt for regular Federal income tax purposes.

                     (This page intentionally left blank.)

                                Greenwich Street
--------------------------------------------------------------------------------
                         CALIFORNIA MUNICIPAL FUND INC.

DIRECTORS

Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl, Emeritus


OFFICERS

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER

Smith Barney Mutual Funds
Management Inc.

CUSTODIAN

PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Greenwich Street
California Municipal Fund Inc.
388 Greenwich Street
New York, New York 10013

FD01037 10/97